EXHIBIT 99.1

ORCHID ISLAND CAPITAL ANNOUNCES
AUGUST 2019 MONTHLY DIVIDEND AND
JULY 31, 2019 RMBS PORTFOLIO CHARACTERISTICS

•	August 2019 Monthly Dividend of $0.08 Per Share
•	Completed Public Offering of 7,000,000 Shares of Common Stock at a Price to the Public of $6.55 Per Share
•	RMBS Portfolio Characteristics as of July 31, 2019
•	Next Dividend Announcement Expected September 13, 2019

Vero Beach, Fla., August 14, 2019 - Orchid Island Capital, Inc. (the “Company”) (NYSE:ORC) announced today that the Board of Directors (the “Board”) declared a monthly cash dividend for the month of August 2019. The dividend of $0.08 per share will be paid September 30, 2019, to holders of record on August 30, 2019, with an ex-dividend date of August 29, 2019.  The Company plans on announcing its next dividend after the Board’s meeting on September 13, 2019.

The Company intends to make regular monthly cash distributions to its stockholders. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of August 14, 2019, the Company had 63,054,298 shares outstanding. At June 30, 2019, the Company had 54,282,997 shares outstanding. On August 2, 2019, the Company completed the public sale of 7,000,000 shares of its common stock at a price to the public of $6.55 per share.  The net proceeds received by the Company were approximately $44.3 million after deduction of underwriting discounts and commissions and other estimated offering expenses payable by the Company.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of July 31, 2019 are presented below. These figures are preliminary and subject to change.  The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

•	RMBS Valuation Characteristics
•	RMBS Assets by Agency
•	Investment Company Act of 1940 (Whole Pool) Test Results
•	Repurchase Agreement Exposure by Counterparty
•	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS,  such as mortgage pass-through certificates issued by Fannie Mae, Freddie Mac or Ginnie Mae and CMOS, and (ii) structured Agency RMBS. Orchid is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions and the expected funding of purchased assets and anticipated borrowings. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Form 10-K for the year ended December 31, 2018.

RMBS Valuation Characteristics
($ in thousands)
									Realized	Realized
									Jul 2019	May - Jul	Modeled	Modeled
					Net			Weighted	CPR	2019 CPR	Interest	Interest
			%		Weighted			Average	(1-Month)	(3-Month)	Rate	Rate
	Current	Fair	of	Current	Average			Maturity	(Reported	(Reported	Sensitivity	Sensitivity
Type	Face	Value(1)	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Aug)	in Aug)	(-50 BPS)(2)	(+50 BPS)(2)
Pass Through RMBS
Post Reset ARM	$1,123	$1,189	0.03%	$105.86	4.78%	5.21%	179	182	-	-	$10	$(9)
Fixed Rate CMO	631,689	653,420	18.47%	103.44	4.25%	4.60%	18	339	23.52%	19.08%	(747)	(631)
15yr 4.0	387,628	412,161	11.65%	106.33	4.00%	4.53%	14	162	12.50%	10.57%	6,215	(6,742)
15yr Total	387,628	412,161	11.65%	106.33	4.00%	4.53%	14	162	12.50%	10.57%	6,215	(6,742)
20yr 4.0	84,934	91,025	2.57%	107.17	4.00%	4.48%	24	212	5.60%	7.47%	1,721	(1,870)
20yr Total	84,934	91,025	2.57%	107.17	4.00%	4.48%	24	212	5.60%	7.47%	1,721	(1,870)
30yr 3.0	84,271	85,751	2.42%	101.76	3.00%	3.92%	2	359	n/a	n/a	1,650	(2,272)
30yr 3.5	338,957	351,046	9.92%	103.57	3.50%	4.33%	5	354	4.12%	9.81%	4,366	(6,841)
30yr 4.0	803,747	849,857	24.03%	105.74	4.00%	4.64%	15	343	6.60%	7.07%	7,601	(12,570)
30yr 4.5	132,864	141,790	4.01%	106.72	4.50%	5.07%	16	342	15.31%	12.68%	1,198	(1,653)
30yr 5.0	759,253	831,493	23.51%	109.51	5.00%	5.52%	14	344	17.95%	14.39%	6,338	(8,515)
30yr Total	2,119,092	2,259,937	63.89%	106.65	4.27%	4.90%	13	345	11.15%	10.93%	21,153	(31,851)
Total Pass Through RMBS	3,224,466	3,417,732	96.62%	105.99	4.23%	4.79%	14	319	13.71%	12.63%	28,352	(41,103)
Structured RMBS
Interest-Only Securities	756,926	94,213	2.66%	12.45	3.76%	4.35%	66	251	18.07%	16.16%	(16,606)	18,675
Inverse Interest-Only Securities	206,189	25,375	0.72%	12.31	2.80%	4.86%	60	290	19.68%	14.41%	1,007	(1,764)
Total Structured RMBS	963,115	119,588	3.38%	12.42	3.56%	4.46%	64	259	18.42%	15.79%	(15,599)	16,911
Total Mortgage Assets	$4,187,581	$3,537,320	100.00%		4.07%	4.71%	26	305	14.83%	13.45%	$12,753	$(24,192)

											Interest	Interest
	Average	Hedge									Rate	Rate
	Notional	Period									Sensitivity	Sensitivity
Hedge	Balance	End									(-50 BPS)(2)	(+50 BPS)(2)
Eurodollar Futures	$(500,000)	Apr-2020									$(3,750)	$3,750
Swaps	(2,120,000)	May-2022									(32,158)	32,158
5-Year Treasury Future	(165,000)	Sep-2019(3)									(7,404)	1,572
TBA Long	160,000	Oct-2019									2,128	(3,210)
TBA Short	(125,000)	Aug-2019									(1,153)	1,757
Swaptions	(250,000)	Sep-2024									(87)	693
Hedge Total	$(3,000,000)										$(42,424)	$36,720
Rate Shock Grand Total											$(29,671)	$12,528

(1)	Amounts in the tables above include assets with a fair value of approximately $161.2 million purchased in July 2019, which settle in August 2019.
(2)
Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(3)	Five year treasury futures contracts were valued at prices of $117.55 at July 31, 2019. The notional contract value of the short position was $194.0 million.

RMBS Assets by Agency			Investment Company Act of 1940 Whole Pool Test
($ in thousands)			($ in thousands)
		Percentage			Percentage
	Fair	of		Fair	of
Asset Category	Value(1)	Portfolio	Asset Category	Value(1)	Portfolio
As of July 31, 2019			As of July 31, 2019
Fannie Mae	$2,330,047	65.9%	Non-Whole Pool Assets	$948,736	26.8%
Freddie Mac	1,204,702	34.0%	Whole Pool Assets	2,588,584	73.2%
Ginnie Mae	2,571	0.1%	Total Mortgage Assets	$3,537,320	100.0%
Total Mortgage Assets	$3,537,320	100.0%

(1)	Amounts in the tables above include assets with a fair value of approximately $161.2 million purchased in July 2019, which settle in August 2019.

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of July 31, 2019	Borrowings	Debt	Rate	in Days	Maturity
RBC Capital Markets, LLC	$423,950	13.4%	2.55%	21	9/12/2019
Wells Fargo Bank, N.A.	359,459	11.3%	2.54%	21	9/20/2019
Mirae Asset Securities (USA) Inc.	301,766	9.5%	2.63%	65	12/9/2019
J.P. Morgan Securities LLC	248,221	7.8%	2.61%	101	11/12/2019
ABN AMRO Bank N.V.	215,550	6.8%	2.63%	8	8/13/2019
Mitsubishi UFJ Securities (USA), Inc	205,272	6.4%	2.53%	81	11/12/2019
Citigroup Global Markets Inc	184,131	5.8%	2.65%	23	9/20/2019
ASL Capital Markets Inc.	177,332	5.6%	2.61%	30	10/7/2019
South Street Securities, LLC	176,119	5.5%	2.61%	187	4/9/2020
Cantor Fitzgerald & Co	165,541	5.2%	2.62%	13	8/19/2019
ING Financial Markets LLC	164,747	5.2%	2.52%	20	8/30/2019
ICBC Financial Services LLC	105,636	3.3%	2.62%	12	8/12/2019
Guggenheim Securities, LLC	94,331	3.0%	2.61%	31	9/30/2019
FHLB-Cincinnati	81,100	2.5%	2.64%	1	8/1/2019
ED&F Man Capital Markets Inc	60,384	1.9%	2.62%	55	10/7/2019
Daiwa Securities America Inc.	49,594	1.6%	2.60%	12	8/12/2019
Lucid Cash Fund USG LLC	49,212	1.5%	2.58%	15	8/15/2019
Bank of Montreal	42,702	1.3%	2.64%	15	8/28/2019
Merrill Lynch, Pierce, Fenner & Smith	29,152	0.9%	2.73%	8	8/12/2019
J.V.B. Financial Group, LLC	24,556	0.8%	2.58%	9	8/15/2019
Lucid Prime Fund, LLC	14,922	0.5%	2.62%	15	8/15/2019
Natixis, New York Branch	4,732	0.1%	2.55%	15	8/15/2019
Mizuho Securities USA, Inc	4,698	0.1%	2.86%	15	8/15/2019
Total Borrowings	$3,183,107	100.0%	2.59%	43	4/9/2020

(1)
In July 2019, the Company purchased assets with a fair value of approximately $161.2 million, which settle in August 2019 that are expected to be funded by repurchase agreements.  The anticipated borrowings are not included in the table above.

Contact:

Orchid Island Capital, Inc.
Robert E. Cauley
3305 Flamingo Drive, Vero Beach, Florida 32963
Telephone: (772) 231-1400